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[THE RESERVE A TRADITION OF FINANCIAL INNOVATION(SM) LOGO]

RESERVE LIQUID PERFORMANCE MONEY MARKET FUND
OF THE RESERVE FUND

CLASS 15

PROSPECTUS
JANUARY 11, 2006


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

                                                                        PAGE
     ABOUT THE FUND
     Investment Objective                                                  1
     Principal Investment Strategies                                       1
     Principal Risks                                                       2
     Performance                                                           3
     Fees & Expenses                                                       3
     Fund Management                                                       4

     YOUR ACCOUNT
     How to Buy Shares                                                     5
     How to Sell Shares                                                    6
     Frequent Purchases and Redemptions                                    7

     SHAREHOLDER SERVICES                                                  8

     DIVIDENDS, DISTRIBUTIONS & TAXES                                      9

     FINANCIAL HIGHLIGHTS                                                 10

     PRIVACY POLICY                                                      (i)

The Reserve
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5930 (facsimile)
customerservice@TheR.com
or visit our web site at www.TheR.com

                                                                  ABOUT THE FUND

                              INVESTMENT OBJECTIVES

The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund designed as a convenient alternative to the direct investment of temporary cash balances in short-term money market instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. The Fund invests only in SHORT-TERM SECURITIES and seeks to maintain a stable $1.00 share price.

     - SHORT-TERM SECURITIES. Generally, these are U.S. dollar-denominated securities with maturities of not more than 397 days (13 months).

Reserve Management Company, Inc. ("RMCI" or the "Adviser"), the Fund's investment adviser, monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar-denominated MONEY MARKET SECURITIES that are intended to provide as high a yield as possible without violating the Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The dollar-weighted average maturity of the Fund's securities portfolio will not be more than 90 days.

     - MONEY MARKET SECURITIES. Short-term securities that conform to the credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund seeks to attain its objective by investing directly, or indirectly through repurchase agreements, in U.S. GOVERNMENT SECURITIES, corporate debt obligations, asset-backed securities, deposit-type obligations of domestic and foreign banks, instruments of comparable quality as determined by the Board of Trustees of the Fund and instruments fully collateralized by such obligations.

     - U.S. GOVERNMENT SECURITIES. Securities issues by the government of the United States, its agencies and instrumentalities.

The Fund will principally invest in obligations of U.S. banking institutions that are members of the Federal Deposit Insurance Corporation ("FDIC") and deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and securities backed by letters of credit of U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks (EURODOLLAR OBLIGATIONS and YANKEEDOLLAR OBLIGATIONS) located in major industrialized nations in Western Europe and in other countries such as Australia and Canada, which banks have, at the time of the investment, more than $25 billion in total assets or the equivalent in other currencies. The Fund may invest more than 25% of its assets in bank obligations.

     - EURODOLLAR OBLIGATIONS. Dollar-denominated debt obligations issued by foreign branches or subsidiaries of U.S. banks and by foreign banks.

     - YANKEEDOLLAR OBLIGATIONS. Dollar-denominated obligations issued by U.S. branches or subsidiaries of foreign banks.

The Fund may also invest in municipal obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The Fund may invest its assets in money market funds, subject to applicable Securities and Exchange Commission ("SEC") rules, and affiliated money market funds, subject to compliance with an SEC exemptive order applicable to the Fund, currently up to 25% of such affiliated funds. The portion of the Fund's assets invested in money market funds will vary based on market conditions. The Fund may also invest up to 100% of its assets in affiliated money market funds during the Fund's initial investment period.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

EXPENSES OF OTHER INVESTMENT COMPANIES. If the Fund invests in another investment company, the Fund's shareholders would be indirectly subject to the fees and expenses of that investment company, in addition to the fees and expenses of the Fund, except in the case of affiliated funds, where RMCI will absorb the additional fees and expenses.

SUITABILITY. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your cash and a convenient way to gain interest income as part of a diversified portfolio.

                                 PRINCIPAL RISKS

The Fund is a money market mutual fund that seeks to maintain a $1.00 price per share. An investment in the Fund is not insured or guaranteed by the U.S. government, FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. You may also make money.

The value of each Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on the Fund's portfolio and therefore the Fund's yield:

     - INTEREST RATE AND YIELD FLUCTUATION RISK. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yields will typically fall as well. In addition, as investments mature, the proceeds are reinvested at rates that may be lower than levels previously earned. When interest rates rise, the value of an investment in debt securities generally goes down, although the value of long-term debt securities generally goes down more than the value of short-term securities.

     - CREDIT RISK. Credit risk depends on the ability of an issuer to repay principal and interest when due and the terms of a particular obligation. A decline in the credit quality or credit rating of an issuer, or of the provider of credit support or a maturity-shortening structure for a security, can cause the value of the Fund's investment in the security to decrease.

     - REPURCHASE AND REVERSE REPURCHASE AGREEMENT RISK. Repurchase agreements involve the risk that the other party may default on its obligations, which may cause delays, losses and restrictions on the Fund's ability to dispose of the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities may be lower than the price at which the Fund has agreed to repurchase them. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities at the agreed time or at all. If the Fund is not able to recover the securities and the value of the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss on the transaction.

     - BANKING INDUSTRY RISK. The risks of investing in the banking industry include interest rate risk, credit risk and the risk of adverse regulatory developments.

     - ASSET-BACKED SECURITIES. Asset-backed securities which are subject to prepayment may lose more value due to changes in interest rates than other debt securities, especially during periods when those rates are declining.

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     -  FOREIGN SECURITIES RISK. Investments in foreign securities involve certain additional risks such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

     - RISK/RETURNS. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

     - MUNICIPAL SECURITIES. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders.

                                   PERFORMANCE

No performance information is included since, as of the date of this Prospectus, the Fund has not yet commenced operations.

For the Fund's performance information, call toll-free 800-637-1700 or visit our Web site at www.TheR.com.

                                 FEES & EXPENSES

You will pay certain fees and expenses, described in the table below, if you buy and hold shares of Class 15 of the Fund.

                                                                CLASS 15
                                                                --------
SHAREHOLDER FEES
(Fees paid directly from your investment)

Low Balance Fee*                                                  0.00%
Redemption Fees**                                                 0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from
FUND ASSETS)

Management Fee***                                                 0.15%
Distribution and Service (12b-1) Fee                              0.00%
Other Expenses+                                                   0.00%
                                                                  ----
Total Annual Fund Operating Expenses++                            0.15%
                                                                  ====

----------
* The Fund may charge a monthly "Low Balance Fee" (currently $15). See "How to Sell Shares."

** Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check. See "How to Sell Shares."

*** The Fund pays a "Comprehensive Management Fee" that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described in footnote + below, for which the Fund pays its direct or allocated share.

+ Other Expenses include interest charges, taxes, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitation, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. Although the Fund has not commenced operations, it estimates that these expenses for each class of the fund will be less than 0.005%.

++ The Adviser has agreed to contingently waive expenses or reimburse the Fund until January 31, 2006 to the extent that the Total Annual Operating Expenses for Class 15 shares exceed 0.15%. The Adviser reserves the right to seek recovery, such recovery being subject to the approval of the Board of Trustees, in subsequent periods, of any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund).

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The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Annual Fund Operating Expenses are paid out of the Fund's assets, so these expenses affect the value of the Fund's shares. The Fund has not yet commenced operations, therefore the Other Expenses in the table above are estimated expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE ENDS OF THOSE PERIODS. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (before fee waivers and expense reimbursements or credits) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                          ONE YEAR    THREE YEARS
-----------                                          --------    -----------
Class 15                                               $ 15         $  48

     YOUR COSTS WOULD BE THE SAME WHETHER YOU STAYED IN THE FUND OR REDEEMED YOUR SHARES AT THE END OF ANY PERIOD.

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. Reserve Management Company, Inc., 1250 Broadway, New York, NY 10001-3701, the Fund's investment adviser, has provided management and investment advice to companies within the Reserve family of funds since November 15, 1971. As of December 31, 2005, RMCI had over $32 billion in assets under management. RMCI manages the Fund, subject to the policies adopted by the Board of Trustees, under the terms of an Investment Management Agreement.

The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services, the Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets of Class 15 of the Fund's shares according to the schedule below. The fees are charged daily and paid periodically. RMCI may waive fees at its discretion. Such fee waivers are voluntary and may be discontinued at any time. RMCI reserves the right to recover any reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years after the reimbursement or waiver.

The comprehensive management fee (as a percentage of average daily net assets) for Class 15 is 0.15%.

The portion of the comprehensive management fee for services other than investment advice can be changed by the Board of Trustees without shareholder approval.

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                                                                    YOUR ACCOUNT

                                HOW TO BUY SHARES

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

MINIMUM PURCHASES. Class 15 is subject to a minimum initial investment of $20,000,000 and has no minimum subsequent investment. The Fund may change the minimum investment requirements at any time.

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value (NAV) per share for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

The Fund's NAV is calculated as of 5:00 p.m. Eastern Time, its cutoff time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemptions orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by the Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc. No purchase of shares will be modified or cancelled after the 5:00 p.m. cutoff time set for calculating the Fund's NAV.

The Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses. The Fund intends to distribute all income daily to maintain a constant share price of $1.00 for each class of Fund shares.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars via check or federal wire. Foreign or travelers checks, cash, money orders, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account and we may close an existing account at any time for any or no reason. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Liquid Performance Money Market Fund or payable to and endorsed by the account holder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear, and the investor will be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

     - By federal wire - Please call Reserve at 800-637-1700 between 8:00 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Checks and wires that do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can acquire shares of the Fund by an exchange from the same class of Reserve money market funds and shares of affiliated Hallmark Funds. Any new account established through an exchange will have the same privileges as the original account (provided that they are available), except that check-writing and debit card privileges may vary.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange, but not redemption, request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on any day that the Fund's net asset value is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request in proper form, by telephone or in writing, by the Fund or by an authorized financial intermediary. Redemption requests received after the cutoff time for the calculation of the Fund's NAV on any day will be redeemed at the NAV calculated on 5:00 p.m. Eastern Time the next business day. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if the Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (not more than fifteen (15) calendar days from the date of purchase). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

TELEPHONE REQUESTS. If you completed the "Redemption and Exchanges by Telephone" information on your Account Application, you may redeem your shares by calling 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request with a medallion signature guarantee to the Fund. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions that it reasonably believes to be genuine.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A medallion signature guarantee may also be required for the types of redemptions listed below.

MEDALLION SIGNATURE GUARANTEES. The following types of redemptions may require written instructions and a medallion signature guarantee:

     - the redemption is for more than $10,000 or the redemption proceeds are being sent to an address other than the bank or brokerage account previously designated by the shareholder; or

     -  the account address has been changed within the past thirty (30) days;
        or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a medallion signature guarantee for one of the account's registered owners.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their shares for shares of the same class in other Reserve funds or shares of the affiliated Hallmark Funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to read the current Prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds. The Fund reserves the right to change or discontinue the exchange privilege on sixty
(60) days' notice from the Fund.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect the Fund's operations, the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENTS. Because of the expenses of maintaining shareholder accounts, if an account has an average monthly account balance of less than the minimum required for that share Class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem the shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirements are $100,000 in Class 15. Some financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

The Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Frequent purchase, sale or exchange transactions present risks to the Fund's long-term shareholders. These risks include interference with portfolio management strategies and increased expenses. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds.

SHAREHOLDER SERVICES

                              SHAREHOLDER SERVICES

The Fund offers a variety of shareholder services to make it more convenient for you to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our Web site at www.TheR.com. Applications for some of these services are also available on our Web site in the "Form Library" of the "Literature Center."

                                                DIVIDENDS, DISTRIBUTIONS & TAXES

                        DIVIDENDS, DISTRIBUTIONS & TAXES

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by the Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Fund declares dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

Distributions of any long-term capital gains earned by the Fund would be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because the Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

After the end of each year, the Fund will provide you with information about the dividends and distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

It is the Fund's intention to distribute substantially all of its net investment income. At times a portion of the Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, the Fund's net investment income and net realized short-term capital gain are less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, would be distributed by the Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

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FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

As the Fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

                                       10
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                                                                  PRIVACY POLICY

                    PROTECTING YOUR PRIVACY AT THE RESERVE*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our Web site at www.TheR.com. The site also contains links to unaffiliated Web sites. The Reserve is not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.TheR.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our Web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.TheR.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for

                                       (i)
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which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Institutional Sales Department between the hours of 8:00 a.m. - 5:00 p.m. Eastern Time or send a letter to The Reserve, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@TheR.com OR CALL US AT 1-800-637-1700 AND PRESS "0".

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@TheR.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

                                      (ii)
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IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

-    Contact Reserve customer service immediately.

- Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

- File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

- Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Company, Inc., or Resrv Partners, Inc., member NASD.

                                      (iii)
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[THE RESERVE A TRADITION OF FINANCIAL INNOVATION(SM) LOGO]


RESERVE LIQUID PERFORMANCE MONEY MARKET FUND
OF THE RESERVE FUND


PROSPECTUS
JANUARY 11, 2006

This Prospectus contains the information about the Fund that a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is incorporated by reference into (considered part of) this Prospectus. Additional information about a Fund's investments is also available in a Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports list each Fund's portfolio holdings, describe Fund performance, include financial statements for each Fund, and discuss market conditions and strategies that significantly affected each Fund's performance during its past fiscal year. You may obtain copies of these reports or the Statement of Additional Information at no cost by calling 800-637-1700, by visiting our website at www.TheR.com or by writing to The Reserve, 1250 Broadway, New York, NY 10001.

Information about each Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-942-8090. Reports and other information about the Funds are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                      THIS PROSPECTUS FOR FUTURE REFERENCE.

[THE RESERVE A TRADITION OF FINANCIAL INNOVATION(SM) LOGO]

1250 Broadway, New York, NY 10001-3701
212-401-5500

GENERAL INFORMATION AND 24 HOUR PERFORMANCE AND
BALANCE INFORMATION
800-637-1700--www.TheR.com

Distributor--Resrv Partners, Inc.
RLP-0106

Reserve Liquid Performance Money Market Fund
Investment Company Act File Number: 811-2033
(C) Reserve Management Company, Inc.